UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 23, 2016
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On November 23, 2016, Steadfast Apartment REIT, Inc. (the “Company”) issued a "Stop-Look-and-Listen" press release with respect to an unsolicited tender offer from Everest REIT Investors, I, LLC and Everest REIT Investors II, LLC to purchase up to 2,500,000, or approximately 5.04%, of the Company’s outstanding shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press Release, dated November 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	November 23, 2016	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer